UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): January 30, 2014

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

 (Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On January 30, 2014, Hanger, Inc. (the “Company”) issued a press release announcing preliminary financial results for its fiscal year 2013.  A copy of the Company’s press release is furnished herewith as Exhibit 99 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

(99)                                Press release of Hanger, Inc. issued January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/George E. McHenry
George E. McHenry
Executive Vice President and Chief Financial Officer

Dated: January 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

(99)	Press release of Hanger, Inc. issued January 30, 2014.